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                                                                      EXHIBIT 23
                             ARTHUR ANDERSEN LLP



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report on the financial statements of the Sinter Metals, Inc. Saving Plan dated March 28, 1996, included in this Form 11-K into the Sinter Metals, Inc. Registration Statement S-8 to be filed on June 21, 1996.

                                        /s/ Arthur Andersen LLP
                                        ARTHUR ANDERSEN LLP

Cleveland, Ohio,
 June 21, 1996.